UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

July 13, 2005

Petro Stopping Centers, L.P.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-13018	74-2628339
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6080 Surety Drive, El Paso, Texas	79905
(Address of Principal Executive Offices)	(Zip Code)

(915) 779-4711

(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Petro Financial Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-13020	74-2699614
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6080 Surety Drive, El Paso, Texas	79905
(Address of Principal Executive Offices)	(Zip Code)

(915) 779-4711

(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On June 13, 2005, Petro Stopping Centers, L.P. (“Petro”) and Petro Financial Corporation (together with Petro, the “Issuers”) entered into an agreement to sell $25 million aggregate principal amount of the 9% senior secured notes due 2012 (the “Notes”) in a private placements conducted pursuant to Rule 144A under the Securities Act of 1933, as amended.

The sale of the Notes is expected to close on July 26, 2005, subject to customary closing conditions.

In connection with the pricing of the Notes, the Issuers entered into a Purchase Agreement, dated July 13, 2005, with the initial purchasers listed therein.

The net proceeds of the offering, together with cash on hand, will be used to fund the purchase of the Bordentown, New Jersey, Petro Stopping Center, a current franchise location.

A copy of the press release announcing the offering is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.

The information included in Item 1.01 of this Current Report is incorporated by reference into this Item 2.03.

Item 7.01.	Other Events.

In addition, the Issuers are furnishing under Item 7.01 of this Current Report on Form 8-K the information included as Exhibits 99.2 and 99.3, which information is incorporated by reference herein. This information, which has not been previously publicly reported, is excerpted from an offering memorandum that is being furnished to investors in connection with the private offering of the Notes.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth in this Item 7.01 shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description
99.1	Press Release, dated July 15, 2005

99.2	Purchase Agreement, dated July 13, 2005

99.3	The section of the offering memorandum entitled “Summary Historical Financial Data”

99.4	The section of the offering memorandum entitled “Our Corporate Structure”

Forward Looking Statements Warning

All statements contained in this press release that are not historical facts are forward-looking statements under the federal securities laws. These forward-looking statements are not guarantees of future performance and inherently involve certain risks, uncertainties and assumptions that are difficult to predict. These statements are based on the Issuers’ best estimates; actual outcomes and results may differ materially from what is expressed in, or implied by, such forward-looking statements. The Issuers assume no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

By including any information in this Current Report on Form 8-K, we do not necessarily acknowledge that disclosure of such information is required by applicable law or that the information is material.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of Petro Stopping Centers, L.P. and Petro Financial Corporation has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PETRO STOPPING CENTERS, L.P.

DATE: July 15, 2005	By:	/s/ Edward Escudero
Name: Edward Escudero
Title: Chief Financial Officer

PETRO FINANCIAL CORPORATION

DATE: July 15, 2005	By:	/s/ Edward Escudero
Name: Edward Escudero
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated July 15, 2005

99.2	Purchase Agreement, dated July 13, 2005

99.3	The section of the offering memorandum entitled “Summary Historical Financial Data”

99.4	The section of the offering memorandum entitled “Our Corporate Structure”